Wasatch-1st Source Income Fund®
(Investor Class Shares)
Summary Prospectus —September 1, 2017	Ticker: FMEQX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.WasatchFunds.com.You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated September 1, 2017, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund’s investment objective is to seek current income consistent with the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.55%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.73%
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Wasatch-1st Source Income Fund — Investor Class	$75	$234	$407	$908

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Strategies
The Fund normally invests at least 65% of its total assets in debt securities of all types, including corporate bonds, U.S. government bonds, and variable and floating rate securities.
Consistent with the Wasatch-1st Source Income Fund’s (Income Fund) investment objective, 1st Source Corporation Investment Advisors, Inc. (1st Source), the Fund’s Sub-Advisor, expects the Fund to:
•	Invest substantially all, but in no event less than 65%, of the Fund’s total assets at the time of purchase in debt securities.
•	Invest in fixed-income securities consisting of bonds, fixed-income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, debt securities convertible into or exchangeable for common stocks, foreign debt securities, income participation loans, guaranteed investment contracts, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. government.
•	Typically invest in debt securities rated at the time of purchase within the four highest rating categories assigned by one or more nationally recognized statistical rating organizations (NRSROs) or, if unrated, those which 1st Source deems to be of comparable quality. The Fund may also invest up to 10% of its total assets in non-investment grade debt securities.
The Fund may engage in repurchase transactions, credit default swaps, forward contracts, and may also engage in futures transactions solely for hedging purposes, and may invest in options on futures. The Fund may also invest in other investment companies, including exchange-traded funds (ETFs).
The Fund may purchase securities on a when-issued or delayed delivery basis, in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period.
It is anticipated that the Fund will have an average maturity of 3-1/2 years to 5 years and an effective duration of 2-1/2 years to 4-1/2 years.
The Fund may invest a large percentage of its assets in a few sectors, including financials and heath care.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Debt Security Market Liquidity Risk. Dealer inventories of debt securities, including municipal securities, which provide an indication of the ability of financial intermediaries to make markets in those debt securities, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests directly or indirectly, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of debt securities, which may further decrease the Fund’s ability to buy or sell debt securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the debt securities' prices and hurt performance.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Call Risk. If an issuer calls higher yielding debt instruments held by the Fund, performance could be adversely impacted.
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.
Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.
Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.

Convertible Securities Risk. The Fund may invest in convertible securities, which are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality, and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security then the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed-income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back a convertible security at a time and price that is unfavorable to the Fund.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. A mortgage-backed security of asset backed security may be negatively affected by the quality of the mortgages or assets underlying such securities, the credit quality of its issuer or guarantor and the nature and structure of its credit support.
Municipal Bond Risk. The Fund may invest in municipal bonds, the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is subject to the Federal Alternative Minimum Tax. If a Fund shareholder’s Alternative Minimum Tax liability is increased as a result of such treatment, that would reduce the shareholder’s after-tax return from the Fund. The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. Purchases are premised on the opinion of an issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to Federal income tax. However, after the Fund buys a security backed by such an opinion, the Internal Revenue Service (IRS) may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund has paid and will pay with respect to that interest would be subject to Federal income tax, which would also affect the value of a share in the Fund.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Municipal Securities Risk. The value of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.
Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds' prices and hurt performance.
Ratings Agency Risk. Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of 1st Source not to rely exclusively on ratings issued by established NRSROs, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of the Fund’s investment objective by investments in high-yield securities may be more dependent on 1st Source’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, 1st Source will determine whether it is in the best interests of the Fund to retain or dispose of such security.
Repurchase Agreements Risk. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

When-Issued Securities Risk. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund’s investment objective and strategies and not for investment leverage.
Investment Companies Risk. The Fund may invest in the shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and exchange-traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Fund shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.
Exchange-Traded Funds (ETFs) Risk. ETFs are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF expenses, it may be more costly to own the ETF than owning the underlying securities directly. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and investment strategies employed by such ETF (such as the use of leverage). The market price of an ETF may also fluctuate due to the supply of and demand for the ETF’s shares on the exchange upon which its shares are traded and may trade at a premium or discount to its net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.
Derivatives Risk. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. Derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument, with the potential for unlimited losses on certain instruments. Derivatives may be difficult to value, may become illiquid, and may affect the timing and character of taxes payable by shareholders.
Credit Default Swaps Risk. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio and its share price and yield. Swaps are subject to counterparty risk. The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. For this reason, the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Historical Performance
The Fund commenced operations on December 15, 2008 upon the reorganization of the 1st Source Monogram Income Fund (the “Predecessor Fund”) into the Fund. As a result of the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund.  Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and subject to different expenses and as a result may have produced different investment results. The lead portfolio manager of the Fund, however, was also the portfolio manager of the Predecessor Fund.The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based bond market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.

Wasatch-1st Source Income Fund — Investor Class
Year by Year Total Returns
Year-to-Date Return
6/30/2017	1.72%
Best and Worst Quarterly Returns
Best — 12/31/2008	2.77%
Worst — 6/30/2013	-2.01%

Average Annual Total Returns — (as of 12/31/16)	1 Year	5 Years	10 Years
Wasatch-1st Source Income Fund — Investor Class
Return Before Taxes	1.56%	1.25%	2.93%
Return After Taxes on Distributions	0.75%	0.53%	1.98%
Return After Taxes on Distributions and Sale of Fund Shares	0.93%	0.65%	1.90%
Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	2.08%	1.85%	3.84%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
Portfolio Management
Investment Advisor          Investment Sub-Advisor
Wasatch Advisors, Inc.	1st Source Corporation Investment Advisors, Inc.
Portfolio Manager
Paul Gifford, CFA Lead Portfolio Manager Since 2008	Erik Clapsaddle, CFA, CFP Associate Portfolio Manager Since 2016
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
FMEQX